                                                                    Exhibit 10.1


                          SECURITIES PURCHASE AGREEMENT
                          -----------------------------

         THIS SECURITIES PURCHASE AGREEMENT ("Agreement") is made as of the 6th day of November, 2001, by and among MEMRY CORPORATION, a Delaware corporation (the "Company"), and the investors severally and not jointly listed on Schedule A hereto, each of which is referred to herein as an "Investor".

         THE PARTIES HEREBY AGREE AS FOLLOWS:

         1.       Purchase and Sale of Securities; Purchase Price Allocation.
                  ----------------------------------------------------------

                  1.1.     (a) Sale and Issuance of Securities. Subject to the
                               -------------------------------
terms and conditions of this Agreement, including without limitation Sections
1.2 and 4 hereof, on the Closing Date (defined below), each Investor agrees, severally and not jointly, to purchase and the Company agrees to sell and issue to each Investor for the purchase price set forth opposite such Investor's name on Schedule A hereto (1) that number of shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), set forth opposite such Investor's name on Schedule A hereto and (2) a Warrant of the Company in the form of Exhibit A hereto (a "Warrant") for a number of shares of Common Stock equal to one half that number of shares of Common Stock purchased by such Investor pursuant to this Section 1.1 (the "Closing"). Each unit, consisting of two shares of Common Stock and a warrant to purchase one share of Common Stock, shall have a purchase price of $2.00. The shares of the Common Stock purchased pursuant to this Section 1.1 hereinafter are referred to as the "Shares" and the Shares, the Warrants and any Converted Shares (as defined below) hereinafter collectively are referred to as the "Securities," and the purchase price paid by each Investor at the Closing pursuant to this Section 1.1 hereinafter is referred to as the "Purchase Price." Any shares of Common Stock issued by the Company to an Investor upon such Investor's exercise of a Warrant thereafter shall be referred to throughout this Agreement as "Converted Shares."

                           (b) Purchase Price Allocation.  For all purposes
                               -------------------------
(including tax and accounting purposes), the Company and each Investor agrees to allocate the Purchase Price 82% to the Common Stock being purchased by the Investor and 18% to the Warrants.

                  1.2.     Closing.
                           -------

                           (a) The Closing shall take place at the offices of
Finn Dixon & Herling LLP, Stamford, Connecticut, commencing at 9:00 a.m. Eastern standard time on November 6, 2001 or at such other time and place on such other date as the parties shall agree to (the "Closing Date").

                           (b) At the Closing the Company shall deliver to each
Investor (1) a certificate representing the Shares and (2) a certificate representing the Warrant that such Investor is purchasing against payment of the Purchase Price therefor by check or wire transfer.

         2.       Representations of the Company.
                  ------------------------------

                  2.1.     Organization, Good Standing and Qualification.  The
                           ---------------------------------------------
Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

                  2.2. Authorization. All corporate action on the part of the
                       -------------
Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the Warrants, the performance of all obligations of the Company hereunder and thereunder, and the authorization, issuance (or reservation for issuance), sale and delivery of the Securities being sold hereunder, has been taken or will be taken prior to the Closing, and this Agreement and the Warrants constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms. Sufficient authorized but unissued shares of Common Stock have been reserved by appropriate corporate action in connection with the prospective issuance of the Converted Shares at the initial exercise price.

                  2.3. Valid Issuance of the Securities. The Securities that are
                       --------------------------------
being purchased by the Investors hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement, the terms of the Warrants and under applicable state and federal securities laws. The Converted Shares have been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Warrants, will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement.

                  2.4. Offering. Subject in part to the truth and accuracy of
                       --------
each Investor's representations set forth in Section 3 of this Agreement, the offer, sale and issuance of the Securities as contemplated by this Agreement are exempt from the registration requirements of any applicable state and federal securities laws, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

         3.       Representations and Warranties of the Investors.  Each of the
                  -----------------------------------------------
Investors hereby severally represents and warrants to the Company and acknowledges and intends that the Company rely thereon, as follows:

                  3.1. Investment. Such Investor is acquiring the Securities for
                       ----------
his, her or its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and, except as contemplated by this Agreement, such Investor has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof. Such Investor is an "accredited investor" as defined in Rule 501(a) under the Act. Such Investor understands that the Securities have not been, and will not be, registered under the Act by reason of a specific exemption from the registration provisions of the Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Investor 's representations as expressed herein.

                  3.2.     Authority.  Such Investor has full power and
                           ---------
authority to enter into and to perform this Agreement in accordance with its terms. Any Investor which is a corporation, partnership or trust represents that it has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Company.

                  3.3.     Experience.  Such Investor has reviewed the
                           ----------
representations concerning the

Company contained in this Agreement carefully and has made detailed inquiry concerning the Company, its business and its personnel; the officers of the Company have made available to such Investor any and all written information which he, she or it has requested and have answered to such Investor's satisfaction all inquiries made by such Investor; and such Investor has sufficient knowledge and experience in finance and business that he, she or it is capable of evaluating the risks and merits of his, her or its investment in the Company and such Investor financially is able to bear the risks thereof.

                  3.4. Legend.  Such Investor understands that the certificates
                       ------
evidencing the Shares and the Warrants will bear a legend stating in substance the foregoing and such Investor agrees to the foregoing:

         THE SALE AND ISSUANCE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE DISTRIBUTION THEREOF. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, OR TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO THESE SECURITIES AND SUCH OFFER, SALE, PLEDGE, OR TRANSFER IS IN COMPLIANCE WITH APPLICABLE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION OR (II) THERE IS AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY, THAT AN EXEMPTION THEREFROM IS AVAILABLE AND THAT SUCH OFFER, SALE, PLEDGE, OR TRANSFER IS IN COMPLIANCE WITH APPLICABLE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION.

         4.       Conditions to Closing. The obligations of each of the
                  ---------------------
Investors and the Company under Section 1.2 of this Agreement are subject to each of the Investor's having paid to the Company such Investor's aggregate Purchase Price as set forth opposite such Investor's name on Exhibit A attached hereto.

         5.       Company Covenant and Investor Agreement. The Company hereby
                  ---------------------------------------
covenants (A) that each Investor shall have the right to have included in any registration statement prepared and filed pursuant to Section 4 of that certain Securities Purchase Agreement, dated November 14, 2000, among the Company and the investors listed therein (the terms of such Section 4 are set forth on Annex I hereto), its Registrable Securities (as defined in Annex I), and (B) that any such registration statement shall have been declared effective no later than December 31, 2001. Furthermore, each Investor hereby acknowledges and agrees that it shall be bound by the terms set forth in Annex I, including, without limitation, the information delivery and expenses covenants and the indemnification provisions therein.

         6.       Miscellaneous.
                  -------------

                  6.1. Survival of Warranties. The warranties, representations and covenants of the Company and the Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the closings and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investors or the Company.

                  6.2. Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  6.3.     Governing Law.  This Agreement shall be governed by
                           -------------
and construed under the laws of the State of Connecticut, as applied to agreements among Connecticut residents entered into and to be performed entirely within Connecticut.

                  6.4.     Counterparts.  This Agreement may be executed in two
                           ------------
or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  6.5.     Titles and Subtitles.  The titles and subtitles used
                           --------------------
in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  6.6.     Notices.  Unless otherwise provided, any notice
                           -------
required or permitted under this Agreement shall be given in writing and shall be deemed effectively given (i) upon personal delivery to the party to be notified, (ii) 48 hours after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties, (iii) upon transmission of a confirmed telecopy to such party at a telecopier number furnished by such party for such purpose, or (iv) upon delivery to such address by Federal Express or other courier service.

                  6.7.     Amendments and Waivers. Excluding Annex I, any term
                           ----------------------
of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the outstanding Shares. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

                  6.8.     Severability. If one or more provisions of this
                           ------------
Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                  6.9.     Indemnification.
                           ---------------

                           (a)      The Company, with respect to the
representations, warranties, covenants and agreements made by the Company herein shall indemnify, defend and hold each Investor harmless against all liability, loss or damage, together with all reasonable costs and expenses related thereto (including legal and accounting fees and expenses), arising from the untruth, inaccuracy or breach of any such representations, warranties, covenants or agreements of the Company.

                           (b)      Each Investor, with respect to the
representations, warranties, covenants and agreements made by such Investor herein, shall indemnify, defend and hold the Company harmless against all liability, loss or damage, together with all reasonable costs and expenses related thereto (including legal and accounting fees and expenses), arising from the untruth, inaccuracy or breach of any such representations, warranties, covenants or agreements of such Investor.

                  6.10.    Remedies.  In case any one or more of the covenants
                           --------
and/or agreements set forth in this Agreement shall have been breached by the Company, each Investor may proceed to protect and enforce its or their rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Agreement. A party acting pursuant to this Section 6.10 shall be indemnified against all liability, loss or damage, together with all reasonable costs and expenses related thereto (including legal and accounting fees and expenses) in accordance with Section 6.9.

                  6.11.    Nouns and Pronouns. Whenever the context may require,
                           ------------------
any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice versa.

                  6.12.    Information to be Provided by Investor. Each Investor
                           --------------------------------------
agrees to provide to the Company such information as the Company reasonably may request in order to make accurate and timely required filings and disclosures to its stockholders and to federal, state and self-regulatory agencies.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                    MEMRY CORPORATION
                                    3 Berkshire Boulevard
                                    Bethel, Connecticut 06801


                                    By: /s/ James G. Binch
                                       -----------------------------------------
                                        James G. Binch, Chief Executive Officer

                                    INVESTOR

                                    _____________________________
                                    Name:
                                    Title:

                                    Number of Shares and Warrants Purchased:____
                                    Purchase Price Paid:________

                                   SCHEDULE A


                           Information as to Investor

                                               No. of Shares of             No. of               Aggregate
Name and Address of Purchaser                    Common Stock              Warrants           Purchase Price
-----------------------------                    ------------              --------           --------------


                                     Annex I
                                     -------

         1.       Registration.     The Company covenants and agrees as follows:
                  ------------

                  1.1      Definitions.     For purposes of this Section 1:
                           -----------

                           (a)      The terms "register", "registered", and
"registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document;

                           (b)      The term "Registrable Securities" means (1)
any Shares owned by an Investor, (2) any Converted Shares owned or acquirable by an Investor, and (3) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Shares and/or Converted Shares, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which its rights under this Section 1 are not assigned;

                           (c)      The number of shares of "Registrable
Securities then outstanding" shall be the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to exercisable or convertible securities which are, Registrable Securities;

                           (d)      The term "Holder" means any person owning or
having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.8 hereof; and

                           (e)      The term "Form S-3" means such form under
the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which permits including or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                  1.2      Registration of the Sale of the Shares. The Company
                           --------------------------------------
(i) shall file a registration statement on Form S-3 (the "Share Registration Statement") for the registration under the Act of the sale by the Investors of their Registrable Securities no later than March 31, 2001, and (ii) shall use its best efforts to effect the registration under the Act of all such Registrable Securities as promptly thereafter as possible. The Company shall furnish to each Investor copies of all documents filed and correspondence with the SEC relating to the Share Registration Statement, and such other information as an Investor reasonably shall request.

                  1.3      Obligations of the Company. With respect to the Share
                           --------------------------
Registration Statement or whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company, as expeditiously as reasonably possible, shall:

                           (a)      Prepare and file with the SEC a registration
statement with respect to the Registrable Securities and use its best efforts to cause such registration statement to become effective;

                           (b)      Prepare and file with the SEC such
amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of the securities covered by such registration statement;

                           (c)      Furnish to each Investor or, as applicable,
the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as an Investor or, as applicable, the Holders may reasonably request;

                           (d)      Use its best efforts to register and qualify
the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as reasonably shall be requested by each Investor or, as applicable, the Holders to effect such registration statement or, as applicable, to enable the Holders to consummate the disposition in such jurisdictions of such securities, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

                           (e)      Notify each Investor or, as applicable, each
Holder of Registrable Securities covered by such registration statement and each underwriter thereof, if any, of the effectiveness of such registration statement and, at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements made therein not misleading in the light of the circumstances then existing, and at the request of each Investor or, as applicable, any such Holder or underwriter promptly prepare and furnish to each Investor or, as applicable, such Holder or underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

                           (f)      Furnish, at the request of (i) an Investor
or (ii) as applicable, any Holder, on the date that the registration statement with respect to such securities becomes effective, (A) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to the underwriters in an underwritten public offering, addressed to the Investor or, as applicable, underwriters, if any, and to the Holders and (B) a letter, dated such date, from the independent public accountants of the Company, in form and substance as is customarily given by independent public accountants to underwriters in an underwritten public offering, addressed to the Investor and to the Holders; provided, however, that an Investor or Holder only shall be entitled to receive the letter described in clause (B) to the extent that they satisfy any requirements of said accountants with respect to the receipt of such letter.

         For purposes of Sections 1.2, 1.3(a) and 1.3(b), the period of distribution of Registrable Securities shall be deemed to extend until the earlier of the sale of all Registrable Securities covered thereby and the first anniversary of the effective date thereof.

                  1.4      Obligations of Selling Holders.
                           ------------------------------

                           (a)      It shall be a condition precedent to the
obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company in writing such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

                           (b)      The Holders of Registrable Securities
included in a registration statement will not (until further notice) effect sales thereof after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a registration statement or prospectus.

                  1.5      Expenses of Registration. All expenses other than
                           ------------------------
underwriting discounts and commissions incurred in connection with registrations, filings, or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursement of counsel for the Company, transportation expenses, mailing expenses, and the fees and disbursements of counsel for the selling Holders shall be borne and paid by the Company.

                  1.6      Delay of Registration. No Holder shall have any right
                           ---------------------
to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

                  1.7      Indemnification.  With respect to the Share
                           ---------------
Registration Statement:

                           (a)      To the extent permitted by law, the Company
will indemnify and hold harmless each Investor, any Holder, or any underwriter (as defined in the Act) for such Holder, each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, and each officer, director or agent of the Holder against any losses, claims, damages, or liabilities (joint or several) to which they, or any of them, may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in the relevant registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements made therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law applicable to the Company in connection with any such registration; and the Company will pay to each Investor or each such Holder, underwriter, controlling person, officer, director or agent, as incurred, any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter, controlling person, officer, director or agent.

                           (b)      To the extent permitted by law, each
Investor and any Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent

(and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by each Investor or any Holder, as applicable, expressly for use in connection with such registration; and such Investor or any Holder, as applicable, will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.7(b) in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Investor or any Holder, as applicable, which consent shall not be withheld unreasonably; and provided, further, however, that the liability of each Investor or Holder, as applicable, hereunder shall not in any event exceed the net proceeds received by such Investor or Holder, as applicable, from the sale of Registrable Securities covered by such registration statement.

                           (c)      Promptly after receipt by an indemnified
party under this Section 1.7 of notice of the commencement of any action (including any governmental action), such indemnified party, if a claim in respect thereof is to be made against any indemnifying party under this Section 1, will deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.7, but omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.7.

                           (d)      The obligations of the Company, each
Investor and any Holders under this Section 1.7 shall survive the completion of any offering of Registrable Securities in a registration statement under this
Section 1, and otherwise.

                  1.8      Assignment of Registration Rights. The rights to
                           ---------------------------------
cause the Company to register Registrable Securities pursuant to Section 1.2 hereof may be assigned by a Holder of Registrable Securities to a transferee or assignee of such securities so long as there is transferred or assigned to such transferee or assignee, as the case may be, at least twenty five thousand shares of Registrable Securities (appropriately adjusted for any subdivision or combination) and provided that the Company, prior to or simultaneously with such transfer, is furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

                  1.9      Amendment of Registration Rights. Any provision of
                           --------------------------------
this Section 1 pertaining to Registrable Securities may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchase under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.